UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 28 October 2012

AMARANTUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.  333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(zip code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act.

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

JSBarkats, PLLC

18 East 41st Street, 19th Fl.

New York, NY 10017

www.JSBarkats.Com

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus' new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus' new product candidates, including those identified under "Risk Factors" in Amarantus' most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Item 8.01. Other Events

On 28 October 2012 Amarantus BioSciences, Inc. released the results of an Independent Academic Study report demonstrating that MANF (mesencephalic astrocyte-derived neurotrophic factor), the Company’s leading drug candidate for treatment for Parkinson’s disease, when administered in the substantia nigra zona compacta (SNc) in the ventral midbrain, reduced the neurological deficits associated with Parkinson’ disease. The accepted cause of Parkinson’s disease is the death of 70-80% of the dopaminergic (DAergic) neurons in the SNc in the ventral midbrain. Previous animal model studies directed to Parkinson’s disease have shown that protecting DAergic cell bodies in the SNc without increasing DAergic reinnervation in the striatum does not correct the neurological deficits association with Parkinson’s disease.

Recent clinical trials of GDNF (glial cell line-derived neurotrophic factor), the model drug developed in the treatment of Parkinson’s disease, indicates that while GDNF protects DAergic cell bodies in the SNc, it does not correct neurological deficits, which is necessary for a functional recovery in Parkinson’s disease.

The Independent Study indicates that MANF, the Company’s leading drug candidate, significantly reduces neurological deficits in a Parkinson’s Disease model, while GDNF does not; thus, providing a firm basis for the continue investment in MANF development. The next step in MANF development is clinical studies utilizing a primate model. If those studies are positive, they will be incorporated in the toxicological data of an investigational new drug application package to the FDA to be submitted prior to starting a Phase I/II clinical trial for MANF in the treatment of Parkinson’s disease.

A copy of the Independent MANF study is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibit is furnished solely for purposes of Item 8.01 of this Form 8-K:

Exhibit
No.	Description

99.1	Report: MANF, Delivered to the Substantia Nigra, Corrects Neurological Deficits in the Rodent Model of Parkinson’s Disease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 01 November 2012.

Amarantus BioSciences, Inc. (Registrant)

	By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer